                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Soliciting Material Pursuant to Rule Section Sign 240.14a-11(c) or Section Sign 14a-12

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials


                    JARDINE FLEMING INDIA FUND, INC.
          -------------------------------------------------------------
         (Name of Registrant as Specified in its Charter)


         --------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11



1)       Title of each class of securities to which transaction applies:

         __________________________________________________________________



2)       Aggregate number of securities to which transaction applies:

         __________________________________________________________________


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ___________________________________________________________________

4)       Proposed maximum aggregate value of transaction: __________________


5)       Total fee paid: ___________________________________________________


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid: ___________________________________________

2)       Form, Schedule or Registration Statement No.: _____________________

3)       Filing Party: _____________________________________________________

4)       Date Filed: _______________________________________________________

                    [JARDINE FLEMING INDIA FUND, INC. LOGO]


                       JARDINE FLEMING INDIA FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                             NEW YORK, N.Y. 10019

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 8, 1997

   TO THE STOCKHOLDERS OF JARDINE FLEMING INDIA FUND, INC.:

   Notice is hereby given that the Annual Meeting (the "Meeting") of Stockholders of Jardine Fleming India Fund, Inc. (the "Company") will be held at One Liberty Plaza, 39th Floor Conference Center, New York, N.Y. 10006, on Thursday, May 8, 1997 at 11:00 a.m. for the following purposes:

     (1) to elect two Class II directors of the Company, each to hold office for a term expiring on the date of the annual meeting of stockholders in 2000 or until his respective successor has been duly elected and qualified;

     (2) to consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year 1997; and

     (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

   The Board of Directors have fixed February 24, 1997 as the record date for determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

                      BY ORDER OF THE BOARD OF DIRECTORS


                               /s/ Julian M. I. Reid
                               ---------------------
                                   Julian M.I. Reid
                                      President

March 3, 1997
                  YOUR VOTE IS IMPORTANT -Please execute and return the enclosed proxy promptly, whether or not you plan to attend the Annual Meeting of Jardine Fleming India Fund, Inc.

                    [JARDINE FLEMING INDIA FUND, INC. LOGO]

                       JARDINE FLEMING INDIA FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                             NEW YORK, N.Y. 10019

                               PROXY STATEMENT

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Jardine Fleming India Fund, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at One Liberty Plaza, 39th Floor Conference Center, New York, N.Y. 10006, on Thursday, May 8, 1997 at 11:00 a.m. or any adjournments thereof, for the following purposes:

  (1) to elect two Class II directors of the Company, each to hold office for the term indicated or until his respective successor has been duly elected and qualified;

  (2) to consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for fiscal year 1997; and

  (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

   The enclosed Proxy Card and this Proxy Statement are first being sent to stockholders on or about March 3, 1997.

   The Board has selected Julian M.I. Reid and Brian S. Shlissel, either of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the New York address indicated above or by voting in person at the Meeting.

   The Board has fixed the close of business on February 24, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof. At that date there were 11,307,169 shares of Common Stock, par value $0.001 per share outstanding and entitled to vote. Stockholders of the Company on that date will be entitled to one vote on each matter to be voted for each share held (and one such vote for each director to be elected), with no shares having cumulative voting rights. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast with respect to any proposal.

   The principal executive offices of the Company are located at 1285 Avenue of the Americas, New York, N.Y. 10019.

   The Company's Investment Adviser is Jardine Fleming International Management Inc. The Investment Adviser's principal offices are located at Road Town, Tortola, British Virgin Islands.

   The Company's Administrator is Mitchell Hutchins Asset Management Inc. The Administrator's principal offices are located at 1285 Avenue of the Americas, New York, N.Y. 10019.

                              PRINCIPAL HOLDERS

   As of February 24, 1997, to the best knowledge of the Company, no person beneficially owned more than five percent of its outstanding shares.

                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

   All five current members of the Board have been elected or appointed to serve for varying terms of one to three years as indicated by Classes I, II or III, or until their respective successors have been duly elected and qualified. The terms of the Class II directors, Mr. Jean Jocelyn de Chasteauneuf and Dr. Ashok V. Desai, expire at the Meeting. Mr. de Chasteauneuf and Dr. Desai have been nominated to be elected to serve as Class II directors for a term of three years.

   It is intended that all proxies received, unless otherwise indicated, will be voted for the election of these nominees further particulars of whom are included in the table on the next page. The affirmative vote of a plurality of the shares present at the Meeting and entitled to vote is required to elect the nominees. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.

   The Board knows of no reason why either of the nominees will be unable to serve. If any nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such nominee.

   There have been no purchases or sales by any director or nominee for election as director of securities of the Investment Adviser or its parents or subsidiaries of either, exceeding 1% of the outstanding securities of any class of such entities since December 1, 1995.

   No director or nominee for election as director or officer of the Company is, or was during the past five years, an officer, employee, director, general partner or shareholder of the Investment Adviser. No director or nominee for election as director or officer owns any securities or has had during the past five years, any other material direct or indirect interest in the Investment Adviser or any person controlling, controlled by, or under common control with the Investment Adviser.

   No director or nominee for election as director has had during the past five years any material direct or indirect interest in the Company's Administrator.

   No director or nominee for election as director has or has had any material direct or indirect interest in any material transactions, or in any proposed material transactions, to which the Investment Adviser, the Administrator, any parent or subsidiary of such entities or any subsidiary of such entities was or is to be a party.

   There are no material pending legal proceedings to which any director or nominee for election as director or affiliated person of any director or nominee for election as director is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons.

   The following table represents information concerning the Board, including the persons nominated by the Board for election as directors of the Company. The information includes their positions and principal occupations during the last five years. Each director or nominee who is an "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") is indicated by an asterisk ("*") preceding his name.

   As of February 24, 1997, Timothy R.H. Kimber and Julian M.I. Reid owned 2,500 and 1,000 shares, respectively, of the common stock of the Company. This represented less than 1% of the Company's outstanding common stock. None of the other members of the Board have any beneficial ownership in any stock of the Company.

  NAME, ADDRESS, CLASS AND AGE (1)         PRINCIPAL OCCUPATIONS OR EMPLOYMENT IN PAST FIVE YEARS
------------------------------------  --------------------------------------------------------------
*Julian M. I. Reid                    President of the Company, Director of Jardine Fleming Investment
 Class I, Age: 52                     Management Limited and other Jardine Fleming Group Companies and
 47th Floor                           Investment Companies.
 Jardine House
 1 Connaught Place
 Hong Kong
------------------------------------  --------------------------------------------------------------
 Jean Jocelyn de Chasteauneuf (2)     Adviser to the Executive Committee of the Mauritius Commercial Bank
 Class II, Age: 59                    Limited and Director of Union Commercial Bank of the Malagasy Republic.
 59B Botanical Garden Street          Former Director of Banque Internationale Des Mascareignes Ltee.
 Curepipe
 Republic of Mauritius
------------------------------------  --------------------------------------------------------------
 Ashok V. Desai (2)                   Consultant Editor of Business Standard. Former Secretary and Chief
 Class II, Age: 61                    Consultant, Ministry of Finance, Government of India (1991-93).
 B308 Purvasha
 Mayur Vihar
 Delhi 110091
 India
------------------------------------  --------------------------------------------------------------
 Timothy R.H. Kimber (2)              Former investment management executive director of Lazard Brothers
 Class I, Age: 60                     & Co. Limited (1966-89). Chairman of Dartmoor Investment Trust Plc.,
 Newton Hall                          Exeter Preferred Capital Investment Trust Plc., Martin Currie Pacific
 Whittington, via Carnforth           Trust Plc. and Taiwan Opportunity Fund. Director of New Zealand
 Lancashire L46 2NZ                   Investment Trust Plc., Invesco Japan Discovery Trust Plc., Adam
 United Kingdom                       & Company Investment & Management Ltd., Border Asset Management
                                      Ltd., Noble Group Ltd., and The Cumberland Building Society.
------------------------------------  --------------------------------------------------------------
 E. L. Rene Noel (2)                  Chairman and Managing Director
 Class III, Age: 72                   Compagnie de Beau-Vallon Group of Companies,
 Royal Road                           Chairman Mauritius Sugar Industry Research Institute,
 Cap Malheureux                       Director Central Electricity Board and
 Republic of Mauritius                Mauritius Sugar Authority International Sugar Consultant
------------------------------------  --------------------------------------------------------------


   (1) Class II directors', term of office expires at the Meeting with the position then becoming one for subsequent three-year terms; Class III directors', term of office expires at the 1998 Annual Meeting with the position then becoming one for subsequent three-year terms; and Class I directors', term of office expires at the 1999 Annual Meeting.

   (2) Denotes member of the Audit Committee of the Board.

   The Board has an Audit Committee which reviews with management and the independent accountants for the Company among other things, the scope of the audit and the controls of the Company and its agents, reviews and approves in advance the type of services to be rendered by the independent accountants, recommends the selection of independent accountants for the Company to the Board, and in general considers and reports to the Board on matters regarding the Company's accounting and bookkeeping practices. The Audit Committee members are Mr. Jean Jocelyn de Chasteauneuf, Mr. Timothy Kimber, Mr. E.L. Rene Noel and Dr. Ashok Desai. The Audit Committee met once during the period from December 1, 1995 through November 30, 1996 ("Fiscal Year 1996") and was attended by Mr. Jean Jocelyn de Chasteauneuf, Sir Satcam Boolell, Mr. Timothy Kimber and Dr. Ashok Desai, being all members at that time.

   During Fiscal Year 1996, the Board met four times. Each director, with the exception of Mr. Rene Noel who was appointed to the Board on September 10, 1996, has attended at least 75% of the meetings of the Board.

   In addition to Mr. Reid, the President of the Company, the following executive officers hold the following positions with the Company:

  NAME, AGE, TITLE AND PERIOD OF SERVICE       PRINCIPAL OCCUPATIONS OR EMPLOYMENT IN PAST FIVE YEARS
-----------------------------------------  -------------------------------------------------------------
William J. Tootill                         Director of Jardine Fleming Investment Management Limited, admitted
Age: 50                                    as a Solicitor in England and Wales and Hong Kong and formerly
Secretary since inception of the           Secretary of Jardine Fleming Group Limited.
Company and Treasurer since
March 11, 1994
-----------------------------------------  -------------------------------------------------------------
Brian S. Shlissel                          Vice President of Mitchell Hutchins Asset Management Inc. and formerly
Age: 32                                    Assistant Vice President of SunAmerica Asset Management Corporation.
Assistant Treasurer since
inception of the Company
-----------------------------------------  -------------------------------------------------------------


   Each executive officer is considered an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act.

   As of February 24, 1997, none of the officers of the Company had any beneficial ownership in any stock of the Company.

                    COMPENSATION OF DIRECTORS AND OFFICERS

For the Fiscal Year 1996, the directors received the following compensation from the Company:

                                             PENSION OR      ESTIMATED
                                             RETIREMENT        ANNUAL
                            AGGREGATE     BENEFITS ACCRUED    BENEFITS
     NAME OF PERSON,       COMPENSATION      AS PART OF         UPON      TOTAL COMPENSATION
        POSITION           FROM COMPANY   COMPANY EXPENSES   RETIREMENT      FROM COMPANY
-----------------------  --------------  ----------------  ------------  ------------------
1. Julian M. I. Reid,
   President and
   Director                      $0               $0              $0               $0
2. Sir Satcam Boolell,
   Director (1)               $ 6,536             $0              $0            $ 6,536
3. Jean Jocelyn
   de Chasteauneuf,
   Director                   $13,000             $0              $0            $13,000
4. Dr. Ashok V. Desai,
   Director                   $12,500             $0              $0            $12,500
5. Timothy R.H. Kimber,
   Director                   $13,000             $0              $0            $13,000
6. Rene Noel
   Director                   $ 3,240             $0              $0            $ 3,240

------------

   (1) Resigned, effective May 15, 1996

   None of the officers of the Company received any compensation from the Company during such Fiscal Year 1996.

                                PROPOSAL NO. 2
             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   Price Waterhouse LLP has been selected as the independent accountants by the Board, including a majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) by votes cast in person (subject to ratification by the stockholders at the Meeting), to audit the accounts of the Company for and during the period December 1, 1996 through November 30, 1997 ("Fiscal Year 1997"). This firm has served as independent accountants of the Company since its inception. The Board does not know of any direct or indirect financial interest of Price Waterhouse LLP in the Company.

   A representative of Price Waterhouse LLP will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

   During Fiscal Year 1996, Price Waterhouse LLP performed various professional services for the Company, including the examination of the financial statements of the Company for that year. Price Waterhouse LLP has also been engaged to assist with the preparation of the Company's corporate tax returns for Fiscal Year 1996.

   The Audit Committee of the Board recommended the selection of Price Waterhouse LLP as independent accountants for Fiscal Year 1997 and approved and ratified both the audit and non-audit services provided by the firm and the related fees. The Committee considered the possible effect of the non-audit services on the independence of Price Waterhouse LLP and concluded there was no effect upon their independence.

   Price Waterhouse, Mauritius, will audit and issue a report on the financial statements of the Company to be filed in Mauritius in compliance with Mauritian regulations.

   The affirmative vote of a simple majority of shares present and voting at the Meeting is required to ratify the appointment of Price Waterhouse LLP. THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF THIS FIRM AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 1997.

                      DEADLINE FOR STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be presented at the 1998 Annual Meeting of the Stockholders of the Company must be received by October 31, 1997, to be included in the Proxy Statement and the form of proxy relating to that meeting; the Company expects that the 1998 Annual Meeting will be held in May of 1998.

                                OTHER MATTERS

   The Board of the Company knows of no other matters to be presented for action at the Meeting other than those previously mentioned; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Company.

   All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                MISCELLANEOUS

   Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Company or personnel of the Investment Adviser. The Company has retained Shareholder Communications Corporation to assist in the proxy solicitation. The cost of their services is estimated at $3,500 plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Company's officers or agents in person, by telephone or by telegraph will be borne by the Company. The Company will reimburse banks, brokers, and other persons holding the Company's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

   In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by May 8, 1997, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournments those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournments those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Company.

   THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

   STATE STREET BANK & TRUST COMPANY
   P.O. BOX 8200
   BOSTON, MA 02266-8200
   800-426-5523

                                            By order of the Board of
                                            Directors



                                            /s/ Julian M. I. Reid
                                           ----------------------
                                                Julian M. I. Reid
                                                  President

JFCIF-PS-97